UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 5, 2026, Emergent BioSolutions Inc. (the "Company") issued a press release (the "Press Release") announcing its financial and operating results for the quarter ended June 30, 2026. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Form 8-K") and is incorporated herein by reference.
Item 2.05. Costs Associated with Exit or Disposal Activities.
On August 5, 2026, the Company announced an organizational restructuring plan (the “Restructuring Plan”) intended to strengthen its long-term financial position in response to changes in its business. These strategic actions will lead to a reduction of the Company’s current workforce by approximately 93 employees across all areas of the Company and the elimination of approximately 21 positions that are currently vacant, as well as the closure of wet laboratories in Gaithersburg, Maryland. Decisions regarding the elimination of positions and the closure of wet laboratories are subject to local law and consultation requirements in certain countries, as well as the Company’s business needs. In combination with other rationalizing initiatives, these actions are expected to result in annualized savings of approximately $40 million when fully implemented.
The Company estimates that it will incur approximately $10 million to $11.5 million in charges in connection with the Restructuring Plan, which it expects to incur primarily in the second half of 2026. These charges consist primarily of cash charges related to severance (base bonus), transition services, and estimated benefits cost.
The estimates of the charges and expenditures that the Company expects to incur in connection with the Restructuring Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Restructuring Plan. Expected annualized savings attributable to the Restructuring Plan are also subject to a number of assumptions, and actual amounts may differ materially from estimates.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the actions described above, on August 5, 2026 the Company also announced that it will eliminate the role of Chief Medical Officer, Head of Research and Development. As such, Simon Lowry, the Company’s Chief Medical Officer, Head of Research and Development will be leaving the Company effective August 19, 2026. The Company also announced that Stephanie Duatschek, Senior Vice President, Chief Global Strategy & Franchise Development Officer, will assume the role of Executive Vice President, Chief Growth Officer, with responsibility for the Company’s strategic growth. Ms. Duatschek will continue reporting to the Company’s Chief Executive Officer, Joseph Papa.
Item 7.01. Regulation FD Disclosure.
On August 5, 2026, the Company will host a conference call to discuss its financial and operating results for the quarter ended June 30, 2026. The Company will use presentation materials in connection with this conference call (the "Earnings Call Slides"), which will be posted on the Company’s website at www.emergentbiosolutions.com. A copy of the Earnings Call Slides is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference. Information on the Company's website is not, and will not be deemed to be, a part of this Form 8-K or incorporated into any other filings the Company may make with the U.S. Securities and Exchange Commission.
The information contained in Items 2.02 and 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Safe Harbor Statement
This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the expected timing for implementation of the Restructuring Plan, its total and cash cost, and our ability to achieve the objectives of the Restructuring Plan, including our future results and expected annualized savings, are forward-looking statements. The Company generally identifies forward-looking statements by using words like “anticipate,” “believe,” “can,” “commit,” “confident,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events based on information that is currently available. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Form 8-K, and, except as required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Emergent BioSolutions Inc. on August 5, 2026.
99.2	Earnings Call Slides, dated August 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: August 5, 2026	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer